Exhibit 99.1

FirstSun Capital Bancorp Announces Expansion of Executive Leadership Team at
Sunflower Bank, N.A.

Denver, CO (October 6, 2022) - FirstSun Capital Bancorp (“FirstSun”)(OTCQX: FSUN) announces the expansion of the Sunflower Bank, N.A. (“Sunflower Bank”) Executive Leadership team to reflect Sunflower Bank’s commitment to ensure its management structure continues to support its geographic and business line investments.

“We have made consistent progress over the years executing our strategic growth initiatives by expanding our geographic reach across many of the Southwest markets and building out our business line capabilities. With today’s announcement of the expanded leadership team, we have positioned the company for the next chapter of our growth and expansion,” said Neal E. Arnold, Chief Executive Officer, President of FirstSun and Sunflower Bank.

The following updates to the leadership structure and roles will be effective on October 10, 2022:
◦Chief Executive Officer and President, Neal Arnold will continue in his current role.
◦Chief Financial Officer, Rob Cafera will continue in his current role with expanded responsibilities for the Residential Mortgage and Treasury Management lines of business.
◦Chief Administrative Officer, Laura Frazier will continue in her current role with the addition of focused responsibilities for the development, planning and directing of our customer experiences, our culture and people strategies of the entire organization.
◦Chief Credit Officer, Jennifer Norris will continue in her current role with added oversight of the Banking Operations and Enterprise Risk Management groups.
◦Addition of Regional President, Seth Allen with an expanded role of Chief Banking Officer – Eastern Group, that includes oversight of the banking regions of Houston, Austin and San Antonio in Texas, as well as the Eastern Kansas and Northern New Mexico banking regions, and the Retail Banking business line.
◦Addition of Regional President, Chris Rude with an expanded role of Chief Banking Officer – Western Group, that includes oversight of the Arizona, Colorado, Central and Western Kansas, El Paso and Southern New Mexico banking regions, as well as the Business Banking and Private Banking lines of business.
◦Addition of Chief Lending Officer, Brian Walsh will continue in his current role, including oversight of the Dallas banking region, with expanded duties that include growth of Specialty lines within Commercial Banking and expanding fee income for the Commercial Banking line of business.

“We believe we have the leadership teams in place to continue our growth in all of our markets. Our teams have accomplished a great deal, and we expect their on-going commitment to our organization’s clients, employees and stockholders will continue to define what makes us different,” added Arnold.

About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank, First National 1870 and Guardian Mortgage. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with a branch network in five states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $7.1 billion as of June 30, 2022. First National 1870 and Guardian Mortgage are divisions of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com, SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “continue,” “focus on” “may,” “believe,” “expect,” “anticipate,” “intend,” “should,” “plan,” and “potential” and similar references to future periods. Examples of forward-looking statements include, among others, the statements regarding the ability of FirstSun and Sunflower Bank to grow and expand in the future. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause FirstSun’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, changes in U.S. monetary policy, the level and volatility of interest rates, the capital markets and other market conditions that may affect, among other things, FirstSun’s liquidity, the value of its assets and liabilities, its ability to execute on its growth strategy and each of the factors and risks under the heading “Risk Factors” in its 2021 Annual Report on Form 10-K, in its Quarterly Reports on Form 10-Q, and in subsequent filings FirstSun makes with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, FirstSun undertakes no obligation to revise or update any forward-looking statements.

Contacts:
Investor Relations:
Kelly C. Rackley
Corporate Secretary & Sr. Paralegal
303.962.0150 | stockholder.relations@sunflowerbank.com

Media Relations:
Jeanne Lipson
Vice President, Marketing
915.881.6785 | jeanne.lipson@sunflowerbank.com

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